UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

RCF Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(l) and 0-11.

RCF ACQUISITION CORP.
1400 Wewatta Street
Denver, Colorado 80202

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
IN LIEU OF ANNUAL GENERAL MEETING
OF SHAREHOLDERS OF
RCF ACQUISITION CORP.

Dear Shareholders of RCF Acquisition Corp.:

You are cordially invited to attend the Extraordinary General Meeting in lieu of Annual General Meeting (the “Extraordinary General Meeting”) of RCF Acquisition Corp., a Cayman Islands exempted company (the “Company,” “RCF,” “we,” “us” or “our”), to be held on May 9, 2023, at 10:30 AM, Eastern Time, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/rcfacquisitioncorp/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP. The accompanying proxy statement is dated March 31, 2023, and is first being mailed to shareholders of the Company on or about March 31, 2023.

Even if you are planning on attending the Extraordinary General Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

(a)     as a special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) from May 15, 2023 (the “Current Outside Date”) to May 15, 2024 (the “Extended Date”) (the “Extension,” and such proposal, the “Extension Proposal”);

(b)    as a special resolution, to amend (the “Liquidation Amendment”) the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to permit the Company’s board of directors (the “Board”), in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by the Board and included in a public announcement (the “Liquidation Amendment Proposal”);

(c)     as a special resolution, to amend (the “Redemption Limitation Amendment”) the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to eliminate from the Charter the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 in connection with the Company’s initial business combination (the “Redemption Limitation”) (the “Redemption Limitation Amendment Proposal”);

(d)    as a special resolution, to amend (the “Founder Share Amendment” and, together with the Extension Amendment, the Liquidation Amendment and the Redemption Limitation Amendment, the “Charter Amendments”) the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to amend the Charter to provide for the right of a holder of the

Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”), to convert into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “public shares”) on a one-for-one basis prior to the closing of an initial business combination at the election of the holder (the “Founder Share Amendment Proposal”); and

(e)     as an ordinary resolution, to re-elect each of Elodie Grant Goodey and Timothy Baker as a Class I director of the Board until the general meeting of the Company to be held in 2026 or until his or her successor is appointed and qualified (the “Director Election Proposal”); and

(f)     as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Director Election Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Director Election Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals.

Each of the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Director Election Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, “FOR” THE LIQUIDATION AMENDMENT PROPOSAL, “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL, “FOR” THE FOUNDER SHARE AMENDMENT PROPOSAL, “FOR” THE DIRECTOR ELECTION PROPOSAL AND, IF PRESENTED, “FOR” THE ADJOURNMENT PROPOSAL.

The sole purpose of the Extension Proposal is to provide us with sufficient time to complete an initial business combination. On March 14, 2023, we signed a non-binding letter of intent for a business combination with a company in the critical minerals sector (“Target”). However, no assurances can be made that the Company and Target will successfully negotiate and enter into a definitive agreement regarding a business combination. Any transaction would be subject to board and equity holder approval of both companies, regulatory approvals and other customary closing conditions.

The sole purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.

The sole purpose of the Liquidation Amendment Proposal is to enable the Board, in its sole discretion, to liquidate the Trust Account (as defined below) and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the amended Charter and prior to the Extended Date (including a date prior to May 15, 2023), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date. The Board believes that it is in the best interests of the Company’s stockholders to provide additional flexibility to wind up the Company’s operations, in which case it will liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares.

The sole purpose of the Director Election Proposal is to elect two directors, which is necessary to satisfy certain listing requirements of the New York Stock Exchange (the “NYSE”).

The sole purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B Ordinary Shares with the flexibility to assist the Company in meeting the NYSE’s continued listing requirements in connection with the Extension and the consummation of the Company’s initial business combination. If a suitable business combination is timely identified, the Company intends to hold another stockholders’ meeting prior to the Extended Date in order to seek stockholder approval of a potential business combination.

In connection with the Charter Amendments, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the Company’s initial public offering that was consummated on November 15, 2021 (the “IPO”) (the “Trust Account”), including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on any of the Charter Amendment Proposals or if they vote at all. If the Charter Amendment Proposals are approved by the requisite vote of shareholders, and the Charter Amendments are implemented, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Based upon the amount held in the Trust Account as of the Record Date (as defined below), which was $240,526,531.94 (including interest not previously released to RCF to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.45 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on the NYSE on the Record Date was $10.43. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more per share than if such shareholder sold its public shares in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if each of the Charter Amendment Proposals are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on May 5, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your public shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Director Election Proposal.

If the Extension is not approved and we do not consummate an initial business combination by May 15, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by May 15, 2023 or by the applicable deadline as may be extended.

Approval of each of the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

Approval of each of the Director Election Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve one or more of the other proposals at the Extraordinary General Meeting or the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

The Board has fixed the close of business on March 30, 2023, as the record date for the Extraordinary General Meeting (the “Record Date”). Only shareholders of record on March 30, 2023, are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments and/or postponements thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date assuming the Extension is implemented, and the Company does not obtain an additional extension, the Company will redeem its public shares.

All RCF shareholders are cordially invited to attend the Extraordinary General Meeting via the Internet at https://www.cstproxy.com/rcfacquisitioncorp/2023. To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting. If you have any questions or need assistance voting your ordinary shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing RCFA.info@investor.morrowsodali.com.

On behalf of our board of directors, we would like to thank you for your support of RCF Acquisition Corp.

April 3, 2023

By Order of the Board,

/s/ James McClements
James McClements
Chairman of the Board of Directors

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST, INCLUDING THE NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) TENDER OR DELIVER YOUR CLASS A ORDINARY SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated April 3, 2023
and is first being mailed to our shareholders with the form of proxy on or about April 5, 2023.

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Company’s board of directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

RCF Acquisition Corp.
1400 Wewatta Street, Suite 850
Denver, Colorado 80202

NOTICE OF THE EXTRAORDINARY GENERAL MEETING

TO BE HELD ON MAY 9, 2023

Dear Shareholders of RCF Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of RCF Acquisition Corp., a Cayman Islands exempted company (the “Company”), will be held on May 9, 2023, at 10:30 AM, Eastern Time, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/rcfacquisitioncorp/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP. The Extraordinary General Meeting will be held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Extension Proposal — as a special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) from May 15, 2023 (the “Current Outside Date”) to May 15, 2024 (the “Extended Date”) (the “Extension,” and such proposal, the “Extension Proposal”);

2.      Proposal No. 2 — The Liquidation Amendment Proposal — as a special resolution, to amend (the “Liquidation Amendment”) the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to permit the Company’s board of directors (the “Board”), in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by the Board and included in a public announcement (the “Liquidation Amendment Proposal”);

3.      Proposal No. 3 — The Redemption Limitation Amendment Proposal — as a special resolution, to amend (the “Redemption Limitation Amendment”) the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to eliminate from the Charter the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 in connection with the Company’s initial business combination (the “Redemption Limitation”) (the “Redemption Limitation Amendment Proposal”)

4.      Proposal No. 4 — The Founder Share Amendment Proposal — as a special resolution, to amend (the “Founder Share Amendment” and, together with the Extension Amendment, the Liquidation Amendment and the Redemption Limitation Amendment, the “Charter Amendments”) the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to amend the Charter to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”), to convert into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “public shares”) on a one-for-one basis prior to the closing of an initial business combination at the election of the holder (the “Founder Share Amendment Proposal”);

5.      Proposal No. 5 — The Director Election Proposal — as an ordinary resolution, to re-elect each of Elodie Grant Goodey and Timothy Baker as a Class I director of the Board until the general meeting of the Company to be held in 2026 or until his or her successor is appointed and qualified (the “Director Election Proposal”); and

6.      Proposal No. 6 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to (i) permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Director Election Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Director Election Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

The sole purpose of the Extension Proposal is to provide us with sufficient time to complete an initial business combination. On March 14, 2023, we signed a non-binding letter of intent for a business combination with a company in the critical minerals sector (“Target”). However, no assurances can be made that the Company and Target will successfully negotiate and enter into a definitive agreement regarding a business combination. Any transaction would be subject to board and equity holder approval of both companies, regulatory approvals and other customary closing conditions.

The sole purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.

The sole purpose of the Liquidation Amendment Proposal is to enable the Board, in its sole discretion, to liquidate the Trust Account (as defined below) and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the amended Charter and prior to the Extended Date (including a date prior to May 15, 2023), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date. The Board believes that it is in the best interests of the Company’s stockholders to provide additional flexibility to wind up the Company’s operations, in which case it will liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares.

The sole purpose of the Director Election Proposal is to elect two directors, which is necessary to satisfy certain listing requirements of the New York Stock Exchange (the “NYSE”).

The sole purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B Ordinary Shares with the flexibility to assist the Company in meeting the NYSE’s continued listing requirements in connection with the Extension and the consummation of the Company’s initial business combination. If a suitable business combination is timely identified, the Company intends to hold another stockholders’ meeting prior to the Extended Date in order to seek stockholder approval of a potential business combination.

Approval of each of the Charter Amendment Proposals is a condition to the implementation of the Extension. The Adjournment Proposal is not subject to these, or any other, conditions.

Approval of each of the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

Approval of each of the Director Election Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting.

In connection with the Charter Amendment Proposals, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on any of the Charter Amendment Proposals, or if they vote at all. If the Charter Amendment Proposals are approved by the requisite vote of shareholders, and the Charter Amendments are implemented, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Charter Amendments are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on May 5, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your public shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal, Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal.

If the Extension is not approved and we do not consummate an initial business combination by May 15, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Company’s sponsor is RCF VII Sponsor LLC, a Delaware limited liability company. The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares or shares underlying the Private Placement Warrants (as defined below) held by it or them, as applicable, if the Company fails to complete an initial business combination by May 15, 2023, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by May 15, 2023 or by the applicable deadline as may be extended.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor does it apply to any claims under our indemnity of the underwriter of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The per-share liquidation price for the public shares is anticipated to be approximately $10.45 (based on the amount held in the Trust Account as of the Record Date (including interest not previously released to RCF to pay its taxes)). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.20 due to unforeseen claims of potential creditors.

If the Charter Amendment Proposals are approved, and the Charter Amendments are implemented, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Charter Amendment Proposals are approved, and the Charter Amendments are implemented.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the $240,526,531.94 that was in the Trust Account as of the Record Date. In such an event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the Company as of the close of business on March 30, 2023, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournments and/or postponements thereof. Each Ordinary Share entitles the holder thereof to one vote. On the record date, there were 28,750,000 Ordinary Shares issued and outstanding, including 23,000,000 Class A Ordinary Shares and 5,750,000 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Your vote is important. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing RCFA.info@morrowsodali.com.

By Order of the Board,

/s/ James McClements
James McClements
Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON MAY 9, 2023

This Notice of Extraordinary General Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022 are available at https://www.cstproxy.com/rcfacquisitioncorp/2023.

i

RCF ACQUISITION CORP.
PROXY STATEMENT

FOR THE EXTRAORDINARY GENERAL MEETING
To Be Held at 10:30 AM, Eastern Time, on May 9, 2023

This proxy statement, the Annual Report on Form 10-K for the year ended December 31, 2022 and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) for use at the extraordinary general meeting of RCF Acquisition Corp., a Cayman Islands exempted company (the “Company,” “RCF,” “we,” “us” or “our”), and any adjournments and/or postponements thereof (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held on May 9, 2023, at 10:30 AM, Eastern Time, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/rcfacquisitioncorp/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this proxy statement including, without limitation, regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 7, 2023 and elsewhere in our filings with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement, the Annual Report on Form 10-K for the year ended December 31, 2022 and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting to be held in person or virtually on May 9, 2023, or at any adjournments and/or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

RCF is a blank check company incorporated on June 9, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”).

On June 9, 2021, the Company issued 5,750,000 Class B ordinary shares, par value $0.0001, of the Company (“Class B Ordinary Shares”) to RCF VII Sponsor LLC (the “Sponsor”) for an aggregate purchase price of $25,000, or approximately $0.004 per share. Prior to the closing of the Company’s initial public offering (the “IPO”), the Sponsor transferred an aggregate of 402,500 Class B Ordinary Shares to the Company’s officers, directors and advisory board members, management team and/or their estate planning vehicles.

On November 15, 2021, the Company consummated its initial public offering (“IPO”) of 23,000,000 units at $10.00 per unit, including the exercise by the underwriters of their over-allotment option in full. Each unit consists of one Class A ordinary share, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” or “public shares”) and one-half of one redeemable warrant to purchase one Class A Ordinary Share. Simultaneously with the consummation of the IPO, RCF completed the private placement of 11,700,000 private placement warrants (the “Private Placement Warrants”) each exercisable for one Class A Ordinary Share at a purchase price of $11.50 per share to the Sponsor, generating gross proceeds to us of $11,700,000. Following the closing of the IPO and over-allotment, a total of $234,600,000 ($10.20 per unit) of the net proceeds from its IPO and the sale of the Private Placement Warrants were placed in a trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee. Our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by May 15, 2023.

On April 1, 2021, the Company issued an unsecured, convertible promissory note (the “Convertible Note”) to the Sponsor, pursuant to which the Company could borrow up to $5,000,000 from the Sponsor, for ongoing expenses reasonably related to the business of the Company and the consummation of a business combination. All unpaid principal under the Convertible Note will be due and payable in full on the earlier of (i) May 15, 2023 and (ii) the effective date of a business combination (such earlier date, the “Maturity Date”). The Sponsor has the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under the Sponsor Convertible Note up to an aggregate amount of $1,500,000 into warrants to purchase shares of the Company’s Class A common stock, at a conversion price of $1.00 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s IPO. As of March 15, 2022, the Company had borrowed $1,750,000 from the Sponsor under the Convertible Note. If the Extension Amendment is implemented, the Company and the Sponsor intend to amend the Convertible Note to extend the Maturity Date to the earlier of (i) May 15, 2024 and (ii) the effective date of a business combination.

On March 14, 2023, we signed a non-binding letter of intent for a business combination with a company in the critical minerals sector (“Target”). However, no assurances can be made that the Company and Target will successfully negotiate and enter into a definitive agreement regarding a business combination. Any transaction would be subject to board and equity holder approval of both companies, regulatory approvals and other customary closing conditions. While the Company and Target are working toward signing a definitive agreement for an initial business combination, the Board has determined that there may not be sufficient time before May 15, 2023

(the “Current Outside Date”) to consummate the closing of the Business Combination. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial business combination to May 15, 2024 (the “Extended Date”).

The purpose of the Liquidation Amendment Proposal is to enable the Board, in its sole discretion, to liquidate the Trust Account and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the amended Charter and prior to the Extended Date (including a date prior to May 15, 2023), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date. The Board believes that it is in the best interests of the Company’s shareholders to provide additional flexibility to wind up the Company’s operations, in which case it will liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares.

The purpose of the Director Election Proposal is to elect two directors, which is necessary to satisfy certain listing requirements of the New York Stock Exchange (the “NYSE”).

If the Redemption Limitation Amendment Proposal (as defined below) is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of a business combination, the Charter would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation (as defined below) is not needed. The purpose of such limitation was initially to ensure that the Company would not be subject to the “penny stock” rules of the U.S. Securities and Exchange Commission (the “SEC”), and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and it believes that it may rely on another exclusion, which relates to the Company being listed on the NYSE (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. The purpose of the Redemption Limitation Amendment Proposal (as defined below) is to eliminate from the Charter the Redemption Limitation (as defined below). The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.

The purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B Ordinary Shares with the flexibility to assist the Company in meeting the listing requirements of its Class A Ordinary Shares if necessary or desirable in connection with the Extension (as defined below) and the consummation of the Company’s initial business combination.

Why does the Company need to hold an annual meeting?

The Extraordinary General Meeting is also being held, in part, to satisfy the annual meeting requirement of the NYSE. NYSE Listing Manual Section 302.00 requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended December 31, 2022.

In addition to sending our shareholders this proxy statement, we are also sending our Annual Report on Form 10-K for the year ended December 31, 2022 so that at the Extraordinary General Meeting our shareholders may discuss and ask questions of the Company with respect to our financial statements.

What is being voted on?

You are being asked to vote on the following proposals:

1.      as a special resolution, to amend the Charter pursuant to an amendment in the form set forth in Annex A hereto to extend the date by which the Company must consummate an initial business combination from the Current Outside Date to the Extended Date, unless the closing of an initial business combination should have occurred prior thereto (the “Extension Proposal”);

2.      as a special resolution, to amend the Charter pursuant to an amendment in the form set forth in Annex A hereto to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by the Board and included in a public announcement (the “Liquidation Amendment Proposal”);

3.      as a special resolution, to amend the Charter pursuant to an amendment in the form set forth in Annex A hereto to eliminate from the Charter the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 in connection with the Company’s initial business combination (the “Redemption Limitation Proposal”);

4.      as a special resolution, to amend the Charter pursuant to an amendment in the form set forth in Annex A hereto to amend the Charter to provide for the right of a holder of the Company’s Class B Ordinary Shares to convert into Class A Ordinary Shares on a one-for-one basis prior to the closing of an initial business combination at the election of the holder (the “Founder Share Amendment Proposal” and, together with the Extension Proposal, the Liquidation Amendment Proposal and the Redemption Limitation Proposal, the “Charter Amendment Proposals”);

5.      as an ordinary resolution, to re-elect each of Elodie Grant Goodey and Timothy Baker as a Class I director of the Board until the general meeting of the Company to be held in 2026 or until his or her successor is appointed and qualified (the “Director Election Proposal”); and

6.      as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Director Election Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Director Election Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on our initial business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Sunny Shah and Thomas Boehlert have been designated as proxies by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Extraordinary General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned, the proxy holders can vote the shares on the new Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Extraordinary General Meeting?

The Extraordinary General Meeting will be held at 10:30 AM, Eastern Time, on May 9, 2023, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, or virtually via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/rcfacquisitioncorp/2023. The Extraordinary General Meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. We encourage you to access the Extraordinary General Meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the Extraordinary General Meeting, and you should allow ample time for the check-in procedures. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Why should I vote to approve the Extension?

Our Board believes shareholders will benefit from the Company consummating the Business Combination and is proposing the Extension to extend the date by which the Company has to complete an initial business combination until the Extended Date. The Extension would give the Company the opportunity to complete the Business Combination.

The Charter currently provides that if the Company does not complete an initial business combination by May 15, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that an initial business combination offers an attractive investment for our shareholders, the Extension is warranted.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Director Election Proposal or if they vote at all.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete an initial business combination, unless the Company obtains any additional extension.

Our Board recommends that you vote in favor of the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote to approve the Liquidation Amendment Proposal?

Our Board believes that stockholders will benefit by providing the Company additional flexibility to wind up our operations, in which case we will liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares.

Liquidation of the trust account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination.

Our Board recommends that you vote in favor of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote to approve the Redemption Limitation Amendment Proposal?

By eliminating from the Charter the Redemption Limitation, we allow the Company to redeem public shares, irrespective of whether such redemption would exceed the Redemption Limitation.

If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any initial business combination we may propose. Assuming the Extension Proposal is approved, we will have until the Extended Date to consummate our initial business combination.

The Board recommends that you vote in favor of the Redemption Limitation Amendment Proposal.

Why should I vote to approve the Founder Share Amendment Proposal?

The Board believes stockholders will benefit from the Founder Share Amendment because it will give the Company further flexibility to retain stockholders and meet the NYSE’s continued listing requirements following any stockholder redemptions.

Moreover, voting FOR the Founder Share Amendment Proposal will not affect your right to seek redemption of your public shares in connection with the vote to approve an initial business combination.

The Board recommends that you vote in favor of the Founder Share Amendment Proposal.

Why should I vote for the two director nominees nominated by the Board?

Each of Grant Goodey and Timothy Baker has served on our Board since November 2021. Our Board believes that the stability and continuity of our Board is important as we continue to search for and complete a business combination.

Our Board recommends that you vote for the election of each of Ms. Goodey and Mr. Baker.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors, officers, advisory board members and their permitted transferees (collectively, the “Insiders”) are expected to vote any Class A Ordinary Shares and Class B Ordinary Shares (together, the “Ordinary Shares”) over which they have voting control in favor of the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and, if presented, the Adjournment Proposal.

The Insiders are not entitled to redeem any Ordinary Shares held by them. On the record date, the Insiders beneficially owned and were entitled to vote 5,750,000 Class B Ordinary Shares, which represents 20% of the Company’s issued and outstanding Ordinary Shares.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.45 per share, based on the amounts held in the Trust Account as of the Record Date (including interest not previously released to RCF to pay its taxes)); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Director Election Proposal.

Who is the Company’s Sponsor?

The Company’s Sponsor is RCF VII Sponsor LLC, a Delaware limited liability company. The Sponsor currently owns an aggregate of 5,347,500 Ordinary Shares, which consists of 5,347,500 Class B Ordinary Shares. Resource Capital Fund VII L.P. (“RCF VII LP”) is the sole managing member of our Sponsor. Resource Capital Associates VII L.P. is the General Partner of RCF VII LP, and RCFM GP L.L.C. is the General Partner of Resource Capital Associates VII L.P. James McClements is the managing member of RCFM GP L.L.C. Mr. McClements has voting and investment discretion with respect to the Ordinary Shares held of record by the Sponsor.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

What vote is required to approve the Liquidation Amendment Proposal?

Approval of the Liquidation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

What vote is required to approve the Redemption Limitation Amendment Proposal?

Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

What vote is required to approve the Founder Share Amendment Proposal?

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

What vote is required to elect each nominee nominated at the Extraordinary General Meeting?

Approval of each of the director nominees nominated at the Extraordinary General Meeting requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting.

What if I want to vote against or don’t want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

Will you seek any further extensions to liquidate the Trust Account?

Other than the extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate an initial business combination.

What happens if the Charter Amendment Proposals are not approved or if the Charter Amendment Proposals are approved, but not implemented?

If the Charter Amendment Proposals are not approved, or if the Charter Amendment Proposals are approved, but the Charter Amendments are not implemented, and we do not consummate an initial business combination by May 15, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Insiders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by May 15, 2023, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by May 15, 2023 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, what happens next?

The Company is continuing its efforts to complete the Business Combination.

The Company is seeking approval of the Extension because the Company may not be able to complete the Business Combination prior to May 15, 2023. If the Charter Amendment Proposals are approved, the Company expects to continue working toward satisfaction of the conditions to completion of the Business Combination. If shareholders approve the Business Combination, the Company expects to consummate such Business Combination as soon as possible following shareholder approval and satisfaction of the other conditions to the consummation of such the Business Combination.

Upon approval of each of the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal by the holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting, the Company will file an amendment to the Charter with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded.

If the Charter Amendments are approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by the Sponsor through the Class B Ordinary Shares.

If the Extension is approved, the Sponsor will continue to receive payments from the Company of $10,000 per month for office space and secretarial and administrative services provided to members of our management team until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement, dated as of November 9, 2021, by and between the Company and the Sponsor (the “Administrative Services Agreement”).

What happens if the Charter Amendment Proposals are not approved, or if the Charter Amendment Proposals are approved, but not implemented?

If there are insufficient votes to approve any of the Charter Amendment Proposals, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposals.

If the Charter Amendment Proposals are not approved at the Extraordinary General Meeting or at any adjournment thereof, then the Extension will not be implemented and if an initial business combination is not completed on or before the Current Outside Date, then as contemplated by and in accordance with the Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in each case, to our obligations under

Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

The Insiders have waived their rights to participate in any liquidation distribution with respect to the 5,750,000 Class B Ordinary Shares held by them.

Where will I be able to find the voting results of the Extraordinary General Meeting?

We will announce preliminary voting results at the Extraordinary General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination if and when it is submitted to shareholders. If you disagree with an initial business combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in our Charter.

How do I change my vote?

Shareholders may send a later-dated, signed proxy card to the Company at 1400 Wewatta Street, Suite 850, Denver, Colorado, 80202, Attention: Secretary, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on May 9, 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General Meeting, revoking their proxy and voting in person. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter.

Who can vote at the Extraordinary General Meeting?

Holders of our Ordinary Shares as of the close of business on March 30, 2023, the record date, are entitled to vote at the Extraordinary General Meeting. As of the record date, there were 28,750,000 Ordinary Shares issued and outstanding, consisting of 23,000,000 Class A Ordinary Shares and 5,750,000 Class B Ordinary Shares. In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. The Insiders collectively own all of our issued and outstanding Class B Ordinary Shares, constituting approximately 20% of our issued and outstanding Ordinary Shares.

Registered Shareholders.    If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

Street Name Shareholders.    If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?

The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Class B Ordinary Shares, the ownership of the Private Placement Warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

Are there any dissenter’s or appraisal or similar rights for dissenting shareholders?

Shareholders of RCF do not have dissenters’ rights in connection with any of the proposals presented at the Extraordinary General Meeting under Cayman Islands law.

What happens to the Company’s warrants if the Extension is not approved?

If the Extension is not approved and we do not consummate an initial business combination by May 15, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by May 15, 2023 or by the applicable deadline as may be extended.

What happens to the Company’s warrants if the Extension is approved?

If the Extension is approved, the Company will continue to attempt to consummate the Business Combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. While the funds in the Trust Account have, since the Company’s IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or money market funds meeting certain conditions of Rule 2a-7 of the Investment Company Act, to mitigate the risk of being viewed as operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and, thereafter, to hold all funds in the Trust Account in a bank deposit account until the earlier of the consummation of our initial business combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately 3.0% per annum.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to deposit the remaining amount of funds in the Trust Account into a variable interest bearing account currently expected to yield approximately 3.0% per annum following the 24-month anniversary of the IPO. For more information, see the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a variable interest bearing account.”

How do I vote?

If you are a holder of record of Ordinary Shares on March 30, 2023, the record date for the Extraordinary General Meeting, you may vote in person or by virtual attendance at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

How do I redeem my Ordinary Shares?

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on May 5, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your public shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Director Election Proposal.

Based upon the amount held in the Trust Account as of the Record Date (including interest not previously released to RCF to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.45 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on the Record Date was $10.43. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more per share than if such shareholder sold its public shares in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $32,500,000, plus associated disbursements for the Extraordinary General Meeting, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

RCF Acquisition Corp.

1400 Wewatta Street, Suite 850

Denver, Colorado 80202

Telephone: (720) 946-1444

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street

5 Floor, South Tower

Stamford, Connecticut 06902

Telephone: (800) 662-5200

(banks and brokers can call collect at (203) 658-9400)

Email: RCFA.info@morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on May 5, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting). If you have questions regarding the certification of your position or tendering/delivery of your shares, please contact:

SPAC Redemption Team

Continental Stock Transfer & Trust Company

1 State Street, 30 Floor

New York, New York 10004

E-mail: spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 7, 2023, and in the other reports we file with the SEC before making a decision to vote on the proposals described in this proxy statement or to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate the Business Combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer shareholders the opportunity to redeem public shares in connection with the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Proposal and the Founder Share Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Proposals and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a variable interest bearing account.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its initial public offering. As indicated above, we completed our IPO in November 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 16 months after the effective date of our IPO, as of the date of this proxy statement).

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of the Record Date, amounts held in Trust Account included approximately $5,926,531 million of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and, thereafter, to hold all funds in the Trust Account in a bank deposit account until the earlier of the consummation of our initial business combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately 3.0% per annum.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to deposit the remaining amount of funds in the Trust Account into a variable interest bearing account currently expected to yield approximately 3.0% per annum following the 24-month anniversary of the IPO.

The NYSE may delist our securities from trading on its exchange following redemptions by our shareholders in connection with approval of the Extension Proposal, the Redemption Limitation Proposal and the Founder Share Limitation Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A Ordinary Shares, units and warrants are listed on the NYSE. After the Extraordinary General Meeting, we may be required to demonstrate compliance with the NYSE’s continued listing requirements in order to maintain the listing of our securities on the NYSE. Such continued listing requirements for our securities include:

•        maintaining an average aggregate global market capitalization of at least $50,000,000 or an average aggregate global market capitalization attributable to our publicly-held Class A Ordinary Shares of at least $40,000,000, such publicly-held Class A Ordinary Shares excluding Class A Ordinary Shares held by our directors, officers, or their immediate families and other concentrated holdings of ten percent or greater, in each case measured over thirty consecutive trading days;

•        our securities not falling below the following distribution criteria:

•        300 public shareholders; or

•        1,200 total shareholders and average monthly trading volume of 100,000 Class A Ordinary Shares, for the most recent 12 months; or

•        600,000 publicly-held Class A Ordinary Shares; and

•        consummating an initial business combination within the time period specified in our Charter.

Additionally, we expect that if our Class A Ordinary Shares fail to meet the NYSE’s continued listing requirements, our units and warrants will fail to meet the NYSE’s continued listing requirements for those securities. We cannot assure you that any of our Class A Ordinary Shares, units or warrants will be able to meet any of the NYSE’s continued listing requirements following the Extraordinary General Meeting and any related shareholder redemptions of our Class A Ordinary Shares. If our securities do not meet the NYSE’s continued listing requirements, the NYSE may delist our securities from trading on its exchange.

If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A Ordinary Shares is a “penny stock” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Ordinary Shares, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by SPACs, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

We may not be able to complete an initial business combination since such initial business combination may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.

Our initial business combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review certain direct or indirect foreign investments in U.S. businesses. Among other things, CFIUS is empowered to require mandatory filings related to certain foreign investments, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. businesses if the parties to that investment choose not to file voluntarily. If CFIUS determines that an investment threatens national security, CFIUS has the power to impose restrictions on the investment or recommend that the President prohibit it or order divestment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.

Our Sponsor, is controlled by a non-U.S. person. Specifically, our Sponsor is controlled by Resource Capital Fund VII L.P. (“RCF VII LP”), which is the sole managing member of our Sponsor. Resource Capital Associates VII L.P. is the General Partner of RCF VII LP, and RCFM GP L.L.C. is the General Partner of Resource Capital Associates VII L.P. James McClements is the managing member of RCFM GP L.L.C. and therefore ultimately has voting and dispositive power over the securities held directly by our Sponsor. Mr. McClements is an Australian citizen.

For so long as the Sponsor retains a material ownership interest in us, we may be deemed a “foreign person” under the regulations relating to CFIUS. As such, an initial business combination with a U.S. business or foreign business with U.S. operations that we may wish to pursue may be subject to CFIUS review. If a particular proposed initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. In such circumstances, CFIUS may decide to delay or recommend that the President of the United States block our proposed initial business combination, require conditions with respect to such initial business combination or recommend that the President of the United States order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, or delay or prevent us from pursuing, certain target companies that we believe would otherwise be beneficial to us and our shareholders. In addition, certain types of U.S. businesses may be subject to rules or regulations that limit or impose requirements with respect to foreign ownership.

If CFIUS determines it has jurisdiction, CFIUS may decide to recommend a block or delay our initial business combination, or require conditions with respect to it, which may delay or prevent us from consummating a potential transaction.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination within the applicable time period required, including as a result of extended regulatory review, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares for a pro rata portion of the funds held in the trust account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the potential appreciation in value of such investment. Additionally, our warrants will become worthless.

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy on May 9, 2023, at 10:30 AM, Eastern Time, at the offices of White & Case LLP located at 1221 Avenue of the Americas, New York, New York 10020, or virtually via live webcast at https://www.cstproxy.com/rcfacquisitioncorp/2023 to consider and vote upon the proposals to be put to the Extraordinary General Meeting. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP.

At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:

1.      Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Charter pursuant to an amendment in the form set forth in Annex A hereto to extend the date by which the Company must consummate an initial business combination from the Current Outside Date to the Extended Date, unless the closing of an initial business combination should have occurred prior thereto;

2.      Proposal No. 2 — The Liquidation Amendment Proposal — as a special resolution, to amend the Charter pursuant to an amendment in the form set forth in Annex A hereto to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by the Board and included in a public announcement;

3.      Proposal No. 3 — The Redemption Limitation Amendment Proposal — as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to eliminate from the Charter the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 in connection with the Company’s initial business combination;

4.      Proposal No. 4 — The Founder Share Amendment Proposal — as a special resolution, to amend the Charter pursuant to an amendment in the form set forth in Annex A hereto to amend the Charter to provide for the right of a holder of the Company’s Class B Ordinary Shares to convert into Class A Ordinary Shares on a one-for-one basis prior to the closing of an initial business combination at the election of the holder;

5.      Proposal No. 5 — The Director Election Proposal — as an ordinary resolution, to re-elect each of Elodie Grant Goodey and Timothy Baker as a Class I director of the Board until the general meeting of the Company to be held in 2026 or until his or her successor is appointed and qualified; and

6.      Proposal No. 6 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Director Election Proposal, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Director Election Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on March 30, 2023, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournments and/ or postponements thereof. Each Ordinary Share entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 28,750,000 Ordinary Shares issued and outstanding, including 23,000,000 Class A Ordinary Shares and 5,750,000 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.” Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Votes Required

Approval of each of the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Approval of the Director Election Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

Voting

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

You can vote your shares at the Extraordinary General Meeting in person or by proxy. You may attend the Extraordinary General Meeting via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/rcfacquisitioncorp/2023. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 333 Ludlow Street, 5 Floor, South Tower, Stamford, CT 06902, or by emailing RCFA.info@morrowsodali.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company at 1400 Wewatta Street, Suite 850, Denver, Colorado, 80202, Attention: Secretary, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on May 9, 2023) or attend the Extraordinary General Meeting in person or virtually and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy at 10:30 AM, Eastern Time, on May 9, 2023, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, or virtually via live webcast online at https://www.cstproxy.com/rcfacquisitioncorp/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Company is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $32,500,000, plus associated disbursements for the Extraordinary General Meeting, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact Morrow at:

Morrow Sodali LLC

333 Ludlow Street

5 Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

(banks and brokers can call collect at (203) 658-9400)

Email: RCFA.info@morrowsodali.com

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal

Shareholders of RCF do not have appraisal rights in connection with any of the Proposals under Delaware law. Shareholders of RCF do not have dissenters’ rights in connection with any of the Proposals under Cayman Islands law.

Shareholder Proposals

No business may be transacted at any annual general meeting or extraordinary general meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Charter.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 1400 Wewatta Street, Suite 850, Denver, Colorado 80202. Our telephone number is (720) 946-1444.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

On June 9, 2021, the Company issued 5,750,000 Class B ordinary shares, par value $0.0001, of the Company (“Class B Ordinary Shares”) to RCF VII Sponsor LLC (the “Sponsor”) for an aggregate purchase price of $25,000, or approximately $0.004 per share. Prior to the closing of the Company’s initial public offering (the “IPO”), the Sponsor transferred an aggregate of 402,500 Class B Ordinary Shares to the Company’s officers, directors and advisory board members, management team and/or their estate planning vehicles.

On November 15, 2021, the Company consummated its initial public offering (“IPO”) of 23,000,000 units at $10.00 per unit, including the exercise by the underwriters of their over-allotment option in full. Each unit consists of one Class A ordinary share, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” or “public shares”) and one-half of one redeemable warrant to purchase one Class A Ordinary Share. Simultaneously with the consummation of the IPO, RCF completed the private placement of 11,700,000 private placement warrants (the “Private Placement Warrants”) each exercisable for one Class A Ordinary Share at a purchase price of $11.50 per share to the Sponsor, generating gross proceeds to us of $11,700,000. Following the closing of the IPO and over-allotment, a total of $234,600,000 ($10.20 per unit) of the net proceeds from its IPO and the sale of the Private Placement Warrants were placed in a trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee. Our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by May 15, 2023.

On March 14, 2023, we signed a non-binding letter of intent for a business combination with a company in the critical minerals sector (“Target”). However, no assurances can be made that the Company and Target will successfully negotiate and enter into a definitive agreement regarding a business combination. Any transaction would be subject to board and equity holder approval of both companies, regulatory approvals and other customary closing conditions.

The Extension

We are proposing to amend the Charter by special resolution pursuant to an amendment to the Charter in the form set forth in Annex A hereof to extend the date by which the Company must (1) consummate its initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares from the Current Outside Date to the Extended Date.

Reasons for the Proposal

The Charter provides that we have until May 15, 2023, to complete an initial business combination. While we are working diligently, no assurances can be made that we and the Target will successfully negotiate and enter into a definitive agreement regarding a business combination. Any transaction would be subject to board and equity holder approval of both companies, regulatory approvals and other customary closing conditions, the Board has determined that there may not be sufficient time before the Current Outside Date to consummate the closing of the Business Combination. Accordingly, the Board believes that in order to be able to complete the Business Combination, it is appropriate to continue the Company’s existence until the Extended Date. The Board believes that the Business Combination is in the best interests of the Company and its shareholders. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date.

The Charter currently provides that if the Company does not complete an initial business combination by May 15, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

We believe that the provision of the Charter described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that an initial business combination offers an attractive investment for our shareholders, the Extension is warranted.

The Company is not asking you to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination when it is submitted to shareholders in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

The Sponsor

The Company’s Sponsor is RCF VII Sponsor LLC, a Delaware limited liability company. The Sponsor (whose members include certain of the Company’s directors and officers) currently owns an aggregate of 5,347,500 Class B Ordinary Shares.

If the Charter Amendment Proposals Are Not Approved

If the Charter Amendment Proposals are not approved, or if the Charter Amendment Proposals are approved, but the Charter Amendments are not implemented, and we do not consummate an initial business combination by May 15, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in the each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Insiders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by May 15, 2023, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by May 15, 2023 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Charter Amendment Proposals Are Approved

If the Charter Amendment Proposals are approved, the Company will file the amendment to the Charter with the Cayman Registrar in the form of Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on our initial business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

If the Charter Amendment Proposals are approved, and the Charter Amendments are implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the $240,526,531.94 that was in the Trust Account as of the Record Date. The Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension is approved, the Sponsor will continue to receive payments from the Company of $10,000 per month for office space and secretarial and administrative services provided to members of our management team until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement.

On April 1, 2021, the Company issued an unsecured, convertible promissory note (the “Convertible Note”) to the Sponsor, pursuant to which the Company could borrow up to $5,000,000 from the Sponsor, for ongoing expenses reasonably related to the business of the Company and the consummation of a business combination. All unpaid principal under the Convertible Note will be due and payable in full on the earlier of (i) May 15, 2023 and (ii) the effective date of a business combination (such earlier date, the “Maturity Date”). The Sponsor has the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under the Sponsor Convertible Note up to an aggregate amount of $1,500,000 into warrants to purchase shares of the Company’s Class A common stock, at a conversion price of $1.00 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s IPO. As of December 31, 2022, the Company had borrowed $1,750,000 from the Sponsor under the Convertible Note. If the Extension Amendment is implemented, the Company and the Sponsor intend to amend the Convertible Note to extend the Maturity Date to the earlier of (i) May 15, 2024 and (ii) the effective date of a business combination.

Redemption Rights

In connection with the approval of the Extension, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING OR DELIVERING YOUR PUBLIC SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON MAY 5, 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on May 5, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your public shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting tendering/delivery of its shares through the DWAC system. Tendering or delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or tendering/delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that tender or deliver their shares (and share certificates (if any) and other redemption forms) through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered or delivered your public shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then-issued and outstanding Class A Ordinary Shares. Based upon the amount held in the Trust Account as of the Record Date, which was $240,526,531.94 (including interest not previously released to RCF to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.45 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on the Record Date was $10.43. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more per share than if such shareholder sold its public shares in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) (if any) and other redemption forms to the Company’s transfer agent prior to the vote on the Charter Amendment Proposals. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposals would receive payment of the redemption price for such shares soon after the completion of the Extension.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) from May 15, 2023 (the “Current Outside Date”) to May 15, 2024 (the “Extended Date”), unless the closing of an initial business combination should have occurred prior thereto (the “Extension,” and such proposal, the “Extension Proposal”).”

Vote Required for Approval

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. If the Extension is not approved and we do not consummate an initial business combination by May 15, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Insiders are expected to vote all Ordinary Shares owned by them in favor of the Extension. On the record date, the Insiders beneficially owned and were entitled to vote an aggregate 5,750,000 Class B Ordinary Shares constituting 20% of the Company’s issued and outstanding Ordinary Shares. See the section entitled “Beneficial Ownership of Securities” for additional information.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.45 per share, based on the amounts held in the Trust Account as of the Record Date (including interest not previously released to RCF to pay its taxes)); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        If the Extension is not approved and we do not consummate an initial business combination by the Current Outside Date, the 5,750,000 Class B Ordinary Shares held by the Sponsor (whose members include certain of our directors and officers) will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the 11,700,000 Private Placement Warrants held by the Sponsor. The Founder Shares had an aggregate market value of approximately $59,972,500 based on the last sale price of $10.43 on the NYSE on March 30, 2023 (the record date) and the Private Placement Warrants had an aggregate market value of approximately $1,053,000 based on the last sale price of $0.09 on the NYSE on March 30, 2023 (the record date);

•        If the Extension is not approved and the Company does not consummate a business combination by the Current Outside Date, in accordance with our charter, the Company will only repay the Sponsor the principal outstanding under the Convertible Note using funds, if any, held outside the trust account, and any value associated with the option to convert up to an aggregate amount of $1,500,000, into private placement-equivalent warrants, at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s IPO, will be worthless. As of December 31, 2022, the Company had borrowed $1,750,000 under the Convertible Note;

•        All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension is not approved and no initial business combination is completed by the Current Outside Date, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to RCF if and to the extent any claims by a third party for services rendered or products sold to RCF, or a prospective target business with which RCF has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, less taxes payable, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

•        With the exception of the employment agreement with our CEO, Sunny Shah, which was signed on September 1, 2022 (the “Employment Agreement”), none of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter; and

•        The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension is not approved and we do not consummate an initial business combination by the Current Outside Date, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE LIQUIDATION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to permit the Board, in its sole discretion, to elect to wind up its operations on an earlier date than the Extended Date as determined by the Board and included in a public announcement.

The purpose of the Liquidation Amendment is to provide additional flexibility to wind up our operations, in which case we will liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares.

Reasons for the Liquidation Amendment Proposal

The Board believes that it is in the best interests of our stockholders to provide additional flexibility to wind up our operations, in which case we will liquidate the trust account and dissolve in accordance with law and to redeem all public shares. If a suitable business combination is timely identified, the Company intends to hold another stockholders’ meeting prior to the expiration of the Extension in order to seek stockholders approval of a potential business combination.

If the Charter Amendments are not approved or if the Charter Amendments are approved, but not implemented

Stockholder approval of the Charter Amendment Proposals is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Charter Amendments unless our stockholders approve the Charter Amendment Proposals.

If the Charter Amendments are not approved or if the Charter Amendments are approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The Insiders have waived their rights to participate in any liquidation distribution with respect to such shares. The Company will pay the costs of liquidation up to $100,000 of interest on the trust account and its remaining assets outside of the trust account.

If the Charter Amendments are approved

If the Charter Amendments are approved, the Company will file the amendment to the Charter with the Cayman Registrar in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by the Board and included in a public announcement (the “Liquidation Amendment Proposal”);

Vote Required for Approval

Approval of the Liquidation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Liquidation Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Liquidation Amendment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE LIQUIDATION AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to eliminate the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 in connection with the Company’s initial business combination.

The purpose of the Redemption Limitation requirements was to ensure that the Company would not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with the NTA Rule. The Company is proposing to amend its Charter to remove the Redemption Limitation requirements. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, the Exchange Rule. Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on the NYSE.

As disclosed in our IPO prospectus, the Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the Redemption Limitation requirements in the Charter was to ensure that through the consummation of an initial business combination, the Company would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on the NYSE and have been since the consummation of its IPO. The Company believes that the NYSE has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation in the Charter is unnecessary.

Reasons for the Redemption Limitation Amendment Proposal

The Board believes the opportunity to consummate an initial business combination is in the best interests of the Company and its shareholders. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with the NTA Rule. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, the Exchange Rule. Therefore, the Company believes that the Redemption Limitation is not needed, and intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of a business combination, the Charter would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met.

If the Charter Amendments are not approved or if the Charter Amendments are approved, but not implemented

Stockholder approval of the Charter Amendment Proposals is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Charter Amendments unless our stockholders approve the Charter Amendment Proposals.

If the Charter Amendments are not approved or if the Charter Amendments are approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The Insiders have waived their rights to participate in any liquidation distribution with respect to such shares. The Company will pay the costs of liquidation up to $100,000 of interest on the trust account and its remaining assets outside of the trust account.

If the Charter Amendments are approved

If the Charter Amendments are approved, the Company will file the amendment to the Charter with the Cayman Registrar in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to eliminate from the Charter the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 in connection with the Company’s initial business combination (the “Redemption Limitation”) (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”)”;

Vote Required for Approval

Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Redemption Limitation Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Redemption Limitation Amendment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

PROPOSAL NO. 4 — THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to allow the Company to provide for the right of a holder of the Company’s Class B Ordinary Shares to convert into Class A Ordinary Shares on a one-for-one basis at any point prior to the closing of an initial business combination at the election of the holder.

Upon conversion of the Class B Ordinary Shares to Class A Ordinary Shares, such Class A Ordinary Shares converted from Class B Ordinary Shares shall not be entitled to receive funds from the Trust Account through redemptions or otherwise pursuant to the terms of the Letter Agreement entered into by and among RCF and each of its officers, directors and advisory board members in connection with the IPO (the “Letter Agreement”). Additionally, the Class A Ordinary Shares converted from Class B Ordinary Shares will be subject to all of the restrictions applicable to Class B Ordinary Shares under the terms of the Letter Agreement, including the prohibition on transferring, assigning or selling Class B Ordinary Shares until the earlier to occur of: (A) one year after the completion of an initial business combination or (B) subsequent to the completion of an initial business combination, if the closing price of the Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial business combination, or (y) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s public shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

A copy of the proposed amendment to the Charter is attached to this proxy statement as Annex A.

Reasons for the Founder Share Amendment Proposal

The Company’s Charter provides that the Class B Ordinary Shares automatically convert into Class A Ordinary Shares on a one-for-one basis, concurrently with or immediately following the consummation of a business combination. The purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B Ordinary Shares with the flexibility to assist the Company in meeting the listing requirements of its Class A Ordinary Shares if necessary or desirable in connection with the Extension and the consummation of the Company’s initial business combination.

If the Charter Amendments are not approved or if the Charter Amendments are approved, but not implemented

Stockholder approval of the Charter Amendment Proposals is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Charter Amendments unless our stockholders approve the Charter Amendment Proposals.

If the Charter Amendments are not approved or if the Charter Amendments are approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The Insiders have waived their rights to participate in any liquidation distribution with respect to such shares. The Company will pay the costs of liquidation up to $100,000 of interest on the trust account and its remaining assets outside of the trust account.

If the Charter Amendments are approved

If the Charter Amendments are approved, the Company will file the amendment to the Charter with the Cayman Registrar in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date.

You are not being asked to vote on a business combination at this time. If the Founder Share Amendment is implemented, provided that you are a shareholder on the record date for a meeting to consider the initial business combination, you will retain the right to vote on the initial business combination when it is submitted to shareholders, and you will have the right to redeem all or a portion of your public shares for cash in the event an initial business combination is approved and completed. You will also be entitled to receive your share of the funds in the Trust Account if we have not consummated a business combination by the appropriate date.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to amend the Charter to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”), to convert into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “public shares”) on a one-for-one basis prior to the closing of an initial business combination at the election of the holder (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”).”

Vote Required for Approval

Approval of the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Founder Share Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Founder Share Amendment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE FOUNDER SHARE AMENDMENT PROPOSAL.

United States Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of Public Shares (i) of the Charter Amendment Proposals and (ii) that elect to have their public shares redeemed for cash if the Charter Amendment Proposals are approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the proposals described in this proxy statement (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to the Sponsor or its affiliates, officers or directors of RCF, or to any person of holding Founder Shares or Private Placement Warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        banks, financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold the public shares through such a partnership or pass-through entity;

•        U.S. expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more (by vote or value) of RCF’s shares (except as specifically provided below);

•        persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•        “specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the proposals described in this proxy statement and the exercise of redemption rights with respect to their public shares.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

RCF has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE PROPOSALS AND AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Shareholders

A public shareholder who does not elect to redeem their public shares (including any public shareholder who votes in favor of the Charter Amendment Proposals) will continue to own its public shares and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Charter Amendment Proposals.

Tax Treatment of Redeeming Shareholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Effects of Exercising Redemption Rights

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total amount of shares in RCF treated as held by the redeemed U.S. Holder before and after the redemption (including any shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the shares of RCF outstanding before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in RCF or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of RCF actually owned by the U.S. Holder, but also shares of RCF that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of RCF’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of RCF’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). Prior to RCF’s initial business combination the public shares may not be treated as voting shares for this purpose, and consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the shares in RCF actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares in RCF actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of RCF (including any shares constructively owned by the U.S. Holder as a result of owning warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in RCF. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in RCF will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of RCF, or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of RCF constructively owned by the U.S. Holder.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding shares in RCF may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” subject to the passive foreign investment company (“PFIC”) rules discussed below, the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from RCF’s current or accumulated earnings and profits, as determined under

U.S. federal income tax principles. Distributions in excess of RCF’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Passive Foreign Investment Company Rules

Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

PFIC Status of RCF.

Based upon the composition of its income and assets, and upon a review of its financial statements, RCF believes that it likely will not be eligible for the startup exception and therefore likely was a PFIC since its first taxable year and likely will be considered a PFIC for its current taxable year. However, RCF’s actual PFIC status for any taxable year will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to RCF’s status as a PFIC for its current taxable year or any future taxable year. In addition, RCF’s U.S. counsel expresses no opinion with respect to RCF’s PFIC status for any taxable year.

Effects of PFIC Rules on the Redemption

Although RCF’s PFIC status is determined annually, an initial determination that RCF is a PFIC generally will apply for subsequent years to a U.S. Holder who held public shares while RCF was a PFIC, whether or not RCF meets the test for PFIC status in those subsequent years. If RCF has been classified as a PFIC at any time during a U.S. Holder’s holding period in its public shares, and the U.S. Holder has not timely made (a) a QEF Election (as defined below) for the first taxable year in which the U.S. Holder owned such public shares or in which RCF was a PFIC, whichever is later (or a QEF Election along with a purging election) or an (b) an MTM Election (as defined below) with respect to such public shares, any gain recognized by the U.S. Holder on the sale or other disposition of such public shares (which may include gain realized by reason of transfers of public shares that would otherwise qualify as nonrecognition transactions for U.S. federal income tax purposes) and any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the public shares during the three preceding taxable years of such U.S. Holder or, if shorter, the portion of such U.S. Holder’s holding period for the public shares that preceded the taxable year of the distribution) would be taxed based on a complex set of computational rules designed to offset the tax deferral with respect to the undistributed earnings of RCF. Under these rules (the “excess distribution regime”):

•        the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for such U.S. Holder’s public shares;

•        the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of RCF’s first taxable year in which RCF was a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period would be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to the U.S. Holder’s other items of income and loss for such year; and

•        an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year (described in the third bullet above) of such U.S. Holder.

QEF Election and Mark-to-Mark Election

As noted above, the impact of the PFIC rules on a U.S. Holder of public shares will depend on whether the U.S. Holder has made a timely and effective election to treat RCF as a “qualified electing fund” under Section 1295 of the Code for the taxable year that is the first year in the U.S. Holder’s holding period of public shares during which RCF qualified as a PFIC (a “QEF Election”) or, if in a later taxable year, the U.S. Holder made a QEF Election along with a purging election. One type of purging election creates a deemed sale of the U.S. Holder’s public shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to such purging election subject to the excess distribution regime described above. As a result of any such purging election, the U.S. Holder would increase the adjusted tax basis in its public shares by the amount of the gain recognized and, solely for purposes of the PFIC rules, would have a new holding period in its public shares. U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

A U.S. Holder’s ability to make a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its public shares is contingent upon, among other things, the provision by RCF of a “PFIC Annual Information Statement” to such U.S. Holder. If RCF determines it is a PFIC for any taxable year, upon written request, RCF will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a QEF Election, but there is no assurance that RCF will timely provide such required information. There is also no assurance that RCF will have timely knowledge of its status as a PFIC in the future or of the required information to be provided.

A U.S. Holder that has made a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its public shares generally would not be subject to the excess distribution regime discussed above in connection with the redemption of public shares, and instead any gain recognized on the redemption of public shares treated as a sale of the public shares generally will be taxable as capital gain and no additional interest charge will be imposed under the PFIC rules. As discussed above, if RCF is a PFIC for any taxable year, a U.S. Holder of public shares that has made a timely and effective QEF Election would include annually in gross income its pro rata share of the ordinary earnings and net capital gain of RCF, whether or not such amounts are actually distributed for such year. A subsequent distribution of such earnings and profits (including the relevant portion (if any) of the amount received in connection with the redemption of public shares treated as a corporate distribution) that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s public shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends (including the relevant portion (if any) of the amount received in connection with the redemption of public shares treated as a corporate distribution), under the above rules. In addition, if RCF is not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to its public shares for such a taxable year.

The impact of the PFIC rules on a U.S. Holder of public shares may also depend on whether the U.S. Holder has made a mark-to-market election under Section 1296 of the Code (an “MTM Election”). U.S. Holders who hold (actually or constructively) stock or shares of a foreign corporation that is classified as a PFIC may elect to mark such stock or shares to its market value each taxable year if such stock or shares is “marketable stock,” generally, stock or shares that are regularly traded on a national securities exchange that is registered with the SEC, including the NYSE. No assurance can be given that the public shares are considered to be marketable stock for purposes of the MTM Election for any taxable year or whether the other requirements of this election are satisfied. If an MTM Election is available and a U.S. Holder has made such election, such U.S. Holder generally will not be subject to the excess distribution regime discussed above with respect to their public shares in connection with the redemption of their public shares. Instead, any gain recognized on the redemption of public shares treated as a sale of the public shares generally will be taxable as ordinary income to such electing U.S. Holder (and no additional interest charge will be applied to the U.S. Holder). Any loss recognized on the redemption of public shares treated as a sale of public shares generally will be treated as ordinary loss to the extent to the extent of the net amount of previously included income as a result of the MTM Election, and any further loss recognized generally will be treated as a capital loss (the deductibility of which is subject to limitations). For purposes of determining the adjusted tax basis of public shares, certain adjustments are made to take into account the manner in which an electing U.S. Holder is taxed as a result of the MTM Election. In general, an electing U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its public shares at the end of its taxable year over its adjusted tax basis in its public shares. The electing U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted tax basis in its public shares over the fair market value of its public shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the MTM Election). The electing U.S. Holder’s tax basis in its public shares will be adjusted to reflect any such income or loss amounts. However, if the MTM Election is not made by a U.S. Holder with respect to the first taxable year of its holding period for the public shares in which the RCF is a PFIC, then the excess distribution regime discussed above under the section entitled “— Effects of PFIC Rules on Redemption” will apply to certain dispositions of, distributions on and other amounts taxable with respect to, Public Shares, including in connection with the redemption of public shares.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF Election or MTM Election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF, purging, and MTM elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of the public shares should consult their own tax advisors concerning the application of the PFIC rules to the public shares under their particular circumstances.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of the public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•        a foreign corporation; or

•        an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Shareholders — U.S. Holders — Tax Effects of Exercising Redemption Rights — Generally.” Regardless of whether it is treated as a sale of public shares or as a corporate distribution on the public shares for U.S. federal income tax purposes, the redemption is not expected to result in any U.S. federal income tax consequences to the Non-U.S. Holder unless such Non-U.S. Holder holds such public shares in connection with a conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such Non-U.S. Holder maintains in the United States).

Information Reporting and Backup Withholding

Payments of cash to a Non-U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

As previously noted above, the foregoing discussion of certain U.S. federal income tax considerations is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. RCF once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the proposals described in this proxy statement and the exercise of redemption rights in connection therewith.

PROPOSAL NO. 5 — THE DIRECTOR ELECTION PROPOSAL

Overview

Our Board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. The term of office of the first class of directors, consisting of Elodie Grant Goodey and Timothy Baker, will expire at this Extraordinary General Meeting.

At the Extraordinary General Meeting, two Class I directors will be elected to the Board to serve for the ensuing three-year period or until a successor is elected and qualified or his earlier resignation or removal. The Board has nominated each of Ms. Goodey and Mr. Baker for re-election as a Class I director.

Our Board believes Ms. Goodey is well-qualified to serve as a director because of her senior leadership and board level experience in social performance, governance, risk assessment, stakeholder engagement and external issues management across the oil and gas and mining industries.

Our Board believes Mr. Baker is well-qualified to serve as a director because of his extensive experience as a mining executive.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

““RESOLVED, as an ordinary resolution, to re-elect each of Elodie Grant Goodey and Timothy Baker as a Class I director of the Board until the general meeting of the Company to be held in 2026 or until his or her successor is appointed and qualified.”

Vote Required for Approval

The Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Director Election Proposal is in the best interests of the Company and its shareholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF EACH OF MS. GOODEY AND MR. BAKER.

PROPOSAL NO. 6 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Director Election Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Director Election Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Director Election Proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Director Election Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Director Election Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals.”

Vote Required for Approval

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment or the Founder Share Amendment our Board will approve and declare advisable adoption of the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

Our directors and executive officers are as follows:

Name	Age	Position
James McClements	59	Chairman and Director
Sunny S. Shah	40	Chief Executive Officer and Director
Thomas M. Boehlert	63	Chief Financial Officer and Director
Hugo Dryland	67	Director
Elodie Grant Goodey	50	Director
Timothy Baker	70	Director
Daniel Malchuk	57	Director

James McClements, 59, has been our Chairman since July 2021. Mr. McClements co-founded RCF in 1998 and has helped to oversee its strategic direction since its founding. He has over 35 years of experience in the mining industry and, prior to launching RCF, was a natural resources sector banker at both N.M. Rothschild & Sons and Standard Chartered PLC. Mr. McClements has extensive experience in project identification and development, valuation, M&A and sourcing capital across both private and public capital markets. He has served on the boards of directors of eight public mining companies and numerous private portfolio companies. Mr. McClements currently serves on the boards of directors of three mining companies: (i) Mineral Resources Ltd. (OTCMKTS: MALRF), a mining company with an A$10 billion market capitalization and a substantial mining services division as well as iron ore and lithium operations; (ii) Ausenco, a global, market-leading engineering services business and a RCF portfolio company with 26 offices across 14 countries currently executing several new copper mine developments; and (iii) Global Advance Markets, another RCF portfolio company, which is a leading producer and manufacturer of downstream tantalum products, with an active additive manufacturing business that Mr. McClements was instrumental in establishing. He began his professional career with BHP Limited after completing an honors degree in Economics from the University of Western Australia.

Sunny S. Shah, 40, has served as our Chief Executive Officer and as a Director on our board of directors since July 2021. Mr. Shah is an experienced investment banker with over 18 years of global metals and mining advisory experience. From May 2011 to June 2021, he was an investment banker at Goldman Sachs (NYSE: GS), where most recently he was managing director and head of EMEA Metals and Mining investment banking division for Goldman Sachs International, as well as manager for all analysts within the EMEA Natural Resources team. Prior to working at Goldman Sachs, Mr. Shah spent eight years at Citigroup Inc. (NYSE: C) in both London and New York in a similar role. Over his career, Mr. Shah has executed and advised on over $225 billion in M&A and financing transactions. Selected notable transactions on which he has advised include: (i) Acerinox, S.A. (OTCMKTS: ANIOY) on its acquisition of VDM, a special metal alloy manufacturer; (ii) Anglo American PLC (OTCMKTS: NGLOY) (“Anglo American”), on its sale of an equity stake in the Quellaveco Copper Project to Mitsubishi Corporation (OTCMKTS: MSBHF); (iii) Anglo American, on the sale of its Niobium and Phosphates business for $1.5 billion to China Molybdenum Co. Ltd (OTCMKTS: CMCLF); (iv) Anglo American, on the sale of its Anglo Norte business, Mantos Copper; (v) BHP Group Ltd. (NYSE: BHP), on its proposal to combine with Rio Tinto Group (OTCMKTS: RTNTF); and (vi) Arcelor on numerous M&A and financing transactions, including its recent $2 billion capital raise, its acquisition of Essar Steel India Private Limited as well as the merger between Mittal Steel and Arcelor. Through his experience, Mr. Shah has developed an extensive global network within the metals and mining industry across base, battery and ferrous metals as well as downstream steel. He holds a Bachelor of Science (Honors) in Business Mathematics and Statistics from the London School of Economics.

Thomas M. Boehlert, 63, our Chief Financial Officer, has served on our board of directors since November 2021. Mr. Boehlert is a senior natural resources and commodity executive with over 20 years of experience across a range of public and private companies. Most recently, from 2017 to 2019, he served as chief financial officer and executive vice president of Bunge, a global agricultural and food company where he designed, managed and implemented the Global Competitiveness Program to improve business effectiveness and reduce costs and played a key role in guiding the company through M&A, leadership transitions, financings, and activist investor settlements to drive value creation. Prior to working at Bunge, Mr. Boehlert served as chief executive officer, president and director at First Nickel Inc. (TSX: FNI), a private equity-backed base metal mining company, from 2011 to 2015, where he was instrumental in recruiting an experienced leadership team, advancing a mine from development into production and setting a clear operating strategy. Mr. Boehlert also served as chief financial officer and executive vice president of Kinross from 2006 to 2011, during which time the market value of Kinross grew from approximately $6 billion to $20 billion. He has also held chief financial officer roles with Texas Genco, Direct Energy LP and Sithe Energies, Inc. Earlier in his career, Mr. Boehlert created and led Credit Suisse Group’s EMEA infrastructure and project finance business. He has served as chair of each of the Audit Committee and the Compensation Committee of the board of directors of Arizona Sonoran Copper Company, Inc. since 2020. From September 2019 to February 2021, Mr. Boehlert served on the board of directors of TMAC Resources Inc. (TMX: TMR) where he was chair of the Audit Committee and a member of the Special Committee. He was also previously a member of the board of directors of Harry Winston Diamond Corp. Mr. Boehlert holds a Master’s of Business Administration degree from New York University and a Bachelor of Arts degree from Indiana University and is a certified public accountant (inactive).

Hugo Dryland, 67, is a global partner and Chairman of Rothschild & Co’s investment banking activities in the mining and metals sector. Over a 35-year career at Rothschild & Co, he has worked on a wide range of M&A and financing transactions in the mining and metals, oil and gas, energy, utilities, and infrastructure sectors across the globe. In particular, he has advised on numerous acquisitions, divestments, joint ventures, and mine development financings in base metals involving many of the world’s largest copper producers and mines (including Andina, Los Bronces, Escondida, Collahuasi, Cerro Colorado, Los Pelambres, El Tesoro, Esperanza, Antucoya, Antamina, Centinela, Quebrada Blanca, Oyu Tolgoi and others). He has also worked on similar transactions involving other battery metals during his career. Mr. Dryland played an active role in the formation and operation of the Emerging Markets Gold Fund, one of the first mining industry focused private equity funds, and was later involved in the establishment and early years of operation of RCF. He also served as a Non-Executive Director on the board of directors of Antofagasta plc (LON: ANTO), the FTSE 100 copper mining company, from 2011 to 2016. Prior to joining Rothschild & Co, he practiced law focusing on M&A, debt and equity financing transactions with a focus on the natural resources sector. Before that, he worked at the World Bank advising emerging market governments on the promotion of private sector investment in the extractive industries. Mr. Dryland holds Master’s degrees in Business Administration and Comparative Law from the University of Warwick and George Washington University, respectively. He was born in the United Kingdom and presently lives in the United States.

Elodie Grant Goodey, 50, has served on our board of directors since November 2021. Ms. Grant Goodey is a leading ESG professional with over 25 years of senior leadership and board level experience in social performance, governance, risk assessment, stakeholder engagement and external issues management across the oil and gas and mining industries. She is currently a managing director with Saltus Consulting Limited, where she leads ESG consulting projects for the extractive industry in Africa and Latin America, and is also practice lead at International Conflict and Security (INCAS) Consulting Ltd., where she focuses on human rights compliance and responsible sourcing for the extractive industry. Prior to these roles, Ms. Grant Goodey worked for over 17 years at BP PLC (NYSE: BP) in a variety of roles including as head of societal issues and relationships from 2010 to 2015. In this position, she was responsible for leading the identification and management of social policy issues and stakeholder engagement. Ms. Grant Goodey has served as the senior independent director, chair of the Audit and Risk Committee, a member of the Remuneration Committee, and chair of the Health, Safety, Environment and Community Committee on the board of directors of SolGold PLC (OTCMKTS: SLGGF) from 2020-2022 and also serves as a member of the Advisory Board for Celicourt Communications, a leading communications consultancy based in London. Previously, she was a member of the board of directors of Amerisur Resources (LON: AMER) and the Extractive Industries Transparency Initiative as well as a member of the FTSE’s ESG Advisory Group. Earlier in her career, Ms. Grant Goodey held roles with Monitor Deloitte and BBC World Service and has volunteered for a number of human rights nonprofit organizations. She holds a Bachelor of Arts degree from the University of London and a Diplôme d’études universitaires générales in History from the Sorbonne.

Timothy Baker, 70, has served on our board of directors since November 2021. Mr. Baker is an experienced corporate director and mining executive with over 40 years of experience in the mining industry. Mr. Baker served as chief operating officer of Kinross Gold Corporation (NYSE: KGC), a senior gold mining company with operations in the USA, Chile, Brazil, Russia and West Africa, from 2006 to his retirement in 2010. Prior to that he worked for nearly 20 years for Placer Dome Inc. (“Placer Dome”) in Canada, Chile, Venezuela, the USA and

Tanzania, culminating as Country Manager for Chile up to the time of Barrick Gold Corporation (NYSE: GOLD)’s acquisition of Placer Dome. He has subsequently acted as a corporate director for various mining companies. He has been the chairman of the board of Golden Star Resources Ltd. (NYSE A: GSS) since January 2013 and has been a director of Triple Flag Precious Metals Corp. (TSE: TFPM) since May 2021 and director of Mag Silver Corp. (NYSE A/TSX: MAG) since March 2021, for which he is a member of the Remuneration Committee. He served as a director of Sherritt International (OTCMKTS: SHERF) from May 2014 to May 2021, where he chaired the EHSS Committee, a director of Alio Gold Inc. (NYSE A/TSX: ALO) (previously Rye Patch Gold Corp.) from December 2016 to May 2019, where he was a member of the Remuneration Committee, and a director of Antofagasta PLC (OTCMKTS: ANFGF) from March 2011 to May 2020, where he served as chair of the Remuneration Committee. Mr. Baker has a Bachelor of Science degree with Honors in Geology from Edinburgh University.

Daniel Malchuk, 57, has served on our board of directors since November 2021. Mr. Malchuk is a seasoned global executive in the metals and mining sector with over 25 years of experience leading operations, business development and exploration activities as well as commercial transactions in more than 20 countries. Until December 2020 he served as president of Operations at BHP Group Ltd. (ASX: BHP) with P&L accountability for all mineral businesses in the Americas region. This portfolio of assets and projects comprises more than 20,000 people, has revenues of more than $12 billion per year and annual capital expenditures in the order of $2.5 billion with operated and non-operated activities in Chile, Peru, Ecuador, Brazil, Colombia, the United States and Canada. Prior to that, Mr. Malchuk had a long career with BHP holding a variety of strategic, commercial, and operational roles in Chile, Singapore, Australia, and the United States including his last eight years of experience as C-suite executive. Some of his prior roles were president of Aluminium, Manganese and Nickel, president of Global Mineral Explorations, and vice president of Strategy and Development Base Metals. Mr. Malchuk has had significant exposure to board dynamics, having served as a member and chair of boards in various JV companies in Australia, Africa, and the Americas, as well as of private entities and industry associations. Mr. Malchuk is currently a senior advisor to Appian Capital Advisory and serves of the board of directors of Jetti Resources. Mr. Malchuk has also worked as an investment banker for Dresdner Kleinwort Benson covering the metals and mining sector. Mr. Malchuk holds an Industrial Engineering degree from University of Chile and a Master’s in Business Administration from the Anderson School at UCLA.

Number and Terms of Office of Officers and Directors

Our board of directors consists of seven members and is divided into three classes with only one class of directors being appointed in each year, and with each class (except for those directors elected prior to our first annual general meeting) serving a three-year term. In accordance with NYSE corporate governance requirements, we are not required to hold an annual general meeting until one year after our first fiscal year end following our listing on NYSE. The term of office of the first class of directors, consisting of Elodie Grant Goodey and Timothy Baker, will expire at our first annual general meeting. The term of office of the second class of directors, consisting of Hugo Dryland and Daniel Malchuk, will expire at the second annual general meeting. The term of office of the third class of directors, consisting of James McClements, Sunny S. Shah and Thomas Boehlert, will expire at the third annual general meeting.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint officers as it deems appropriate pursuant to our amended and restated memorandum and articles of association.

Director Independence

NYSE listing standards require that a majority of our board of directors be independent. Our board of directors has determined that each of Hugo Dryland, Elodie Grant Goodey, Timothy Baker and Daniel Malchuk is an “independent directors” as defined in NYSE listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Board Committees

Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Both our audit committee and our compensation committee are composed solely of independent directors. Subject to phase-in rules, the rules of NYSE and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and the rules of NYSE require that the compensation committee and the nominating and corporate governance committee of a listed company be comprised solely of independent directors. Each committee operates under a charter that was approved by our board and have the composition and responsibilities described below. The charter of each committee is available on our website.

Audit Committee

We have established an audit committee of the board of directors. Hugo Dryland, Elodie Grant Goodey and Daniel Malchuk serve as members of our audit committee, and Hugo Dryalnd chairs the audit committee. Under NYSE listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Hugo Dryland, Elodie Grant Goodey and Daniel Malchuk meet the independent director standard under NYSE listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and our board of directors has determined that Daniel Malchuk qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors; the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures; reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations; obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Audit Committee Report1

The Audit Committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. Grant Thornton LLP, the Company’s independent registered public accounting firm (“Grant Thornton”), is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with Grant Thornton the overall scope and plans of their audit. We met with Grant Thornton, with and/or without Management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2022, the Audit Committee (i) reviewed and discussed with Management the Company’s audited financial statements as of December 31, 2022, and for the year then ended; (ii) discussed with Grant Thornton the matters required by Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from Grant Thornton required by applicable requirements of the PCAOB regarding Grant Thornton communications with the Audit Committee regarding independence; and (iv) discussed with Grant Thornton their independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

Hugo Dryland (Chair)
Elodie Grant Goodey
Daniel Malchuk

Compensation Committee

We have established a compensation committee of the board of directors. Hugo Dryland, Timothy Baker and Daniel Malchuk serve as members of our compensation committee. Under NYSE listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Hugo Dryland, Timothy Baker and Daniel Malchuk are independent and Daniel Malchuk chairs the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer based on such evaluation;

•        reviewing and making recommendations to our board of directors with respect to the compensation, and any incentive compensation and equity based plans that are subject to board approval of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

____________

1        The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act, or the Exchange Act.

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment to an affiliate of our Sponsor of $10,000 per month, for up to 18 months, for office space, utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, is and will be paid to any of our existing shareholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NYSE and the SEC.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee of the board of directors. The members of our nominating and corporate governance are Elodie Grant Goodey, Timothy Baker and Daniel Malchuk. Elodie Grant Goodey serves as chair of the nominating and corporate governance committee. We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

•        identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board, and recommending to the board of directors candidates for nomination for election at the annual meeting of shareholders or to fill vacancies on the board of directors;

•        developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders. Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our board of directors.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Business Conduct and Ethics as an exhibit to our registration statement in connection with the Public Offering. You are able to review this document by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Business Conduct and Ethics and the charters of the committees of our board of directors will be provided without charge upon request from us in writing at 1400 Wewatta Street, Suite 850, Denver Colorado 80202 or by telephone at (720) 946-1444 If we make any amendments to our Code of Business Conduct and Ethics other than technical, administrative or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Business Conduct and Ethics applicable to our principal executive officer, principal financial officer principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC or NYSE rules, we will disclose the nature of such amendment or waiver on our website.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and ten percent shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that, during the fiscal year ended December 31, 2022, all Section 16(a) filing requirements applicable to our officers and directors were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Class B Ordinary Shares

On June 9, 2021, the Company issued 5,750,000 Class B Ordinary Shares to the Sponsor. Prior to the closing of the IPO, the Sponsor transferred an aggregate of 402,500 Class B Ordinary Shares to members of our board of directors, advisory board, management team and/or their estate planning vehicles for the same per-share consideration that it originally paid for such shares, resulting in the Sponsor holding 5,347,500 Class B Ordinary Shares.

The Class B Ordinary Shares are identical to the Class A Ordinary Shares included in the units sold in the IPO, except that:

•        only holders of Class B Ordinary Shares will have the right to elect directors in any election held prior to or in connection with the completion of our initial business combination;

•        the Class B Ordinary Shares are subject to certain transfer restrictions;

•        the Class B Ordinary Shares are entitled to registration rights;

•        our Sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to (i) waive their redemption rights with respect to their Class B Ordinary Shares and public shares in connection with the completion of our initial business combination, (ii) waive their redemption rights with respect to their Class B Ordinary Shares and public shares in connection with a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association to modify the substance or timing of our obligation to provide for the redemption of our public shares in connection with an initial business combination or to redeem 100% of our public shares if we have not consummated an initial business combination by the Current Outside Date and (iii) waive their rights to liquidating distributions from the Trust Account with respect to their Class B Ordinary Shares if we fail to complete our initial business combination by the Current Outside Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if we fail to complete our initial business combination within the prescribed time frame; and (iv) vote any Class B Ordinary Shares held by them and any public shares purchased during or after the IPO (including in open market and privately-negotiated transactions) in favor of our initial business combination; and

•        the Class B Ordinary Shares are automatically convertible into our Class A Ordinary Shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution rights.

Private Placement Warrants

The Sponsor purchased an aggregate of 11,700,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant (approximately $11.7 million in the aggregate) in a Private Placement that occurred simultaneously with the closing of the IPO.

The Private Placement Warrants are identical to the warrants sold in the IPO except that the underlying Private Placement Warrants, so long as they are held by our Sponsor or its permitted transferees, (i) are not redeemable by us, (except in certain circumstances) (ii) may not (including the Class A Ordinary Shares issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) are entitled to registration rights. The Private Placement Warrants (including the Class A Ordinary Shares issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Sponsor Convertible Note

On April 1, 2022, we issued the Convertible Note to our Sponsor, pursuant to which we may borrow up to $5,000,000 from the Sponsor for ongoing expenses reasonably related to the business of the Company and the consummation of a Business Combination. The Sponsor Convertible Note is non-interest bearing and all unpaid principal will be due and payable in full on the earlier of (i) May 15, 2023 and (ii) the completion of an initial business combination. If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Company and the Sponsor intend to amend the Convertible Note to extend the Maturity Date to the earlier of (i) May 15, 2024 and (ii) the effective date of an initial business combination. If we complete the initial business combination, we will repay any loaned amounts. In the event our initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used to repay such loaned amounts. Up to $1,500,000 of such loans may be convertible into Private Placement Warrants of the post-business combination entity at a price of $1.00 per warrant at the option of the lender. Our Sponsor will have the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under the Convertible Note, into warrants to purchase the Company’s Class A Ordinary Shares at a conversion price of $1.00 per warrant, with each warrant entitling the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s IPO. The Convertible Note is accounted for within the scope of ASC 480 and is measured at fair value upon the issuance and at each reporting period end with changes in fair value recognized in the Statements of Operations. The fair value of this Note considers the likelihood of an initial business combination closing and the potential value of such transaction against the likelihood of no initial business combination taking place resulting in the redemption of the public shares and the fair value of the loan approximating its liquidation value. The fair value of the embedded conversion feature upon the issuance of the Convertible Note is de minimis. As of December 31, 2022, the Company had $500,000 in outstanding borrowings under the Convertible Note with a fair value of $100,000.

Related Party Loans

The Sponsor also loaned the Company an aggregate of $300,000 to cover expenses related to the IPO pursuant to a promissory note (the “Note”) issued by the Company on June 21, 2021. This loan was non-interest bearing and payable on completion of the IPO. The Note was fully repaid on November 15, 2021.

Administrative Support Agreement

The Company has agreed to pay an affiliate of our Sponsor a total of $10,000 per month, commencing on the effective date of the IPO, for office space, utilities, secretarial and administrative support services provided to members of the management team. Upon completion of the initial business combination or the liquidation, we will cease paying these monthly fees. We incurred $137,000 in these fees for the period from the effective date of our IPO through December 31, 2022.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of the Record Date, with respect to our Ordinary Shares held by:

•        each person known by us to be the beneficial owner of more than 5% of our Ordinary Shares;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 28,750,000 Ordinary Shares outstanding as of the Record Date, including 23,000,000 Class A Ordinary Shares and 5,750,000 Class B Ordinary Shares. Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include any Ordinary Shares underlying our outstanding warrants because such securities are not exercisable within 60 days of the Record Date.

	Number of Shares Beneficially Owned(2)	Percentage of Outstanding Ordinary Shares
Directors and Officers(1)
James McClements(3)	5,347,500	18.6%
Sunny S. Shah	172,500	*
Hugo Dryland	30,000	*
Thomas M. Boehlert	80,000	*
Elodie Grant Goodey	30,000	*
Timothy Baker	30,000	*
Daniel Malchuk	30,000	*
All officers and directors as a group (7 individuals)	5,720,000	19.9%
Holders of more than 5% of our outstanding ordinary shares
RCF VII Sponsor LLC(3)	5,347,500	18.6%
Saba Capital Management, L.P.(4)	1,473,000	5.1%
Adage Capital Partners, L.P.(5)	1,800,000	6.3%
Calamos Market Neutral Income Fund, a series of Calamos Investment Trust(6)	1,500,000	5.2%
Millennium Management LLC(7)	1,455,000	5.1%

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(1)      Unless otherwise noted, the business address of each of our shareholders listed is 1400 Wewatta Street, Suite 850, Denver, Colorado 80202

(2)      Interests shown consist solely of Founder Shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment.

(3)      RCF VII Sponsor LLC, our Sponsor, is the record holder of such shares. Resource Capital Fund VII L.P. (“RCF VII LP”) is the sole managing member of our Sponsor. Resource Capital Associates VII L.P. is the General Partner of RCF VII LP, and RCFM GP L.L.C. is the General Partner of Resource Capital Associates VII L.P. James McClements is the managing member of RCFM GP L.L.C.

(4)      According to a Schedule 13G filed on November 19, 2021, interests shown are held by Saba Capital Management, L.P. (“Saba L.P.”), Saba Capital Management GP, LLC (“Saba GP”) and Boaz R. Weinstein (“Mr. Weinstein”). Mr. Weinstein is the founder and chief investment officer of Saba Capital Management, L.P. Saba L.P., Saba GP and Mr. Weinstein entered into a joint filing statement, dated November 19, 2021. The address of this shareholder is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(5)      According to a Schedule 13G filed on November 25, 2021, interests shown are held by Adage Capital Partners, L.P. (“ACP”), Adage Capital Partners GP, L.L.C. (“ACPGP”), Adage Capital Advisors, L.L.C. (“ACA”), Mr. Robert Atchinson (“Mr. Atchinson”) and Mr. Philip Gross (“Mr. Gross”). ACP is a Delaware limited partnership; ACPGP is a limited liability company organized under the laws of the State of Delaware and general partner of ACP with respect to the Class A ordinary shares directly owned by ACP; ACA is a limited liability company organized under the laws of the State of Delaware, and managing member of ACPGP, general partner of ACP, with respect to the Class A ordinary shares directly owned by ACP; and Mr. Atchinson and Mr. Gross are United States citizens who serve as managing members of ACA, managing members of ACPGP, and general partners of ACP with respect to the Class A ordinary shares directly owned by ACP. The address of this shareholder is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(6)      According to a Schedule 13G filed on February 8, 2022, interests shown are held by Calamos Market Neutral Income Fund, a series of Calamos Investment Trust. The address of this shareholder is 2020 Calamos Court, Naperville, IL 60563.

(7)      According to a Schedule 13G filed on April 14, 2022, interests shown are held by (i) Millennium Management LLC, a Delaware limited liability company (“Millennium Management”), Millennium Group Management LLC, a Delaware limited liability company (“n Group Management”), Millennium International Management LP, a Delaware limited partnership (“Millennium International Management”) and Israel A. Englander, a United States citizen. Millennium Group Management is the managing member of Millennium Management. The managing member of Millennium Group Management is a trust of which Mr. Englander, currently serves as the sole voting trustee. The address of this shareholder is 399 Park Avenue, New York, New York 10022.

Our Sponsor beneficially owns approximately 20% of our issued and outstanding Ordinary Shares. Because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Charter and approval of significant corporate transactions.

SHAREHOLDER PROPOSALS

If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Company intends to hold an extraordinary general meeting for the purpose of approving its initial business combination and related transactions. The Company’s next annual general meeting would be held at a future date to be determined by the post business-combination company.

If the Charter Amendment Proposals are not approved, and the Company does not consummate an initial business combination by the Current Outside Date, then the Company will cease all operations except for the purpose of winding up and there will be no annual general meetings.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 1400 Wewatta Street, Suite 850, Denver, Colorado 80202, or (720) 946-1444, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and telephone number:

RCF Acquisition Corp.

1400 Wewatta Street, Ste 850

Denver, Colorado 80202

Telephone: (720) 946-1444

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street

5 Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

(banks and brokers can call collect at (203) 658-9400)

Email: RCFA.info@morrowsodali.com

If you are a shareholder of the Company and would like to request documents, please do so by May 2, 2023 (one week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

April 3, 2023

Annex A

PROPOSED AMENDMENTS TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
RCF ACQUISITION CORP.

RCF Acquisition Corp.
(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)  the deletion of the existing Article 51.2 in its entirety and the insertion of the following language as a new Article 51.2:

“51.2      Prior to the consummation of a Business Combination, the Company shall either:

(a) submit such Business Combination to its Members for approval; or

(b) provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares.”

(b)  the deletion of the existing Article 51.5 in its entirety and the insertion of the following language as a new Article 51.5:

“51.5      Any Member holding Public Shares who is not a Founder, officer of the Company or Director may, in connection with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Fund calculated as of two business days prior to the consummation of the Business Combination, including interest (which interest shall be net of taxes payable), divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.”

(c)  the deletion of the existing Article 51.7 and Article 51.8 in their entirety and the insertion of the following language as a new Article 51.7 and 51.8:

“51.7      In the event that the Company does not consummate a Business Combination on or before May 15, 2024 (or such earlier date as determined by the board of Directors and included in a public announcement), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously

Annex A-1

released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

51.8        In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination on or before May 15, 2024 (or such earlier date as determined by the board of Directors and included in a public announcement), or such later time as the Members may approve in accordance with the Articles; or

(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

(d)  the deletion of the existing Article 51.10 in its entirety and the insertion of the following language as a new Article 51.10:

“51.10    Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a) receive funds from the Trust Fund; or

(b) vote as a class with Public Shares on any Business Combination.”

Annex A-2

PROXY CARD RCF Acquisition Corp. 1400 Wewatta Street, Suite 850 Denver, Colorado 80202 NOTICE OF THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON MAY 9, 2023 NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of RCF Acquisition Corp., a Cayman Islands exempted company (the “Company”), will be held on May 9, 2023, at 10:30 AM, Eastern Time, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/rcfacquisitioncorp/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP. The Extraordinary General Meeting will be held to consider and vote upon the following proposals: THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4, 5, AND 6. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6. Please mark vote as indicated in this example Proposal No. 1 — The Extension Proposal — as a special resolution, to amend (the “Extension Amendment”) RCF Acquisition Corp.’s (the “Company”) Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) from May 15, 2023 (the “Current Outside Date”) to May 15, 2024 (the “Extended Date”) (the “Extension,” and such proposal, the “Extension Proposal”); Proposal No. 2 — The Liquidation Amendment Proposal — as a special resolution, to amend (the “Liquidation Amendment”) the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to permit the Company’s board of directors (the “Board”), in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by the Board and included in a public announcement (the “Liquidation Amendment Proposal”); Proposal No. 3 — The Redemption Limitation Amendment Proposal — as a special resolution, to amend (the “Redemption Limitation Amendment”) the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to eliminate from the Charter the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 in connection with the Company’s initial business combination (the “Redemption Limitation”) (the “Redemption Limitation Amendment Proposal”); Proposal No. 4 — The Founder Share Amendment Proposal — as a special resolution, to amend (the “Founder Share Amendment” and, together with the Extension Amendment, the Liquidation Amendment and the Redemption Limitation Amendment, the “Charter Amendments”) the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to amend the Charter to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share, to convert into Class A ordinary shares, par value $0.0001 per share, of the Company on a one-for-one basis prior to the closing of an initial business combination at the election of the holder (the “Founder Share Amendment Proposal”); FOR AGAINST ABSTAIN Proposal No. 5 — The Director Election Proposal — as an ordinary resolution, to re-elect each of Elodie Grant Goodey and Timothy Baker as a Class I director of the Board until the general meeting of the Company to be held in 2026 or until his or her successor is appointed and qualified (the “Director Election Proposal”); and Proposal No. 6 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to (i) permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Director Election Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, the Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal or the Director Election Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals. Dated: , 2023 Signature (Signature if held Jointly) Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.